UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016

Randolph Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37780	81-1844402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Cabot Place, Stoughton, Massachusetts 02072

(Address of principal executive offices)

(781) 963-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2016, Randolph Bancorp, Inc. (the “Company”) completed its acquisition of First Eastern Bankshares Corporation (“First Eastern”), with the Company as the surviving corporation (the “Merger”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of September 1, 2015 (the “Merger Agreement”), by and among Randolph Bancorp, First Eastern Bankshares Corporation and Richard F. Kalagher. Additionally, First Federal Savings Bank of Boston, First Eastern’s wholly owned subsidiary, merged with and into Randolph Savings Bank (the “Bank”), a wholly owned subsidiary of the Company, with the Bank continuing as the surviving bank.

On July 6, 2016, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (“the Commission”) to report the completion of the Merger and the related matters. The purpose of this filing is to amend the Form 8-K filed on July 6, 2016 to include the information required by Item 9.01(a) and (b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

(1)	The audited consolidated financial statements of First Eastern as of and for the years ended December 31, 2015 and 2014, and the accompanying notes thereto and the related Independent Auditors’ Report are filed as Exhibit 99.1 hereto and incorporated herein by reference to the Registration Statement on Form S-1 filed with the Commission on March 4, 2016, as amended.

(2)	The unaudited consolidated financial statements of First Eastern as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes thereto are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016 are filed as Exhibit 99.3 hereto.

(d)	Exhibits

Number	Description

23.1	Consent of Marcum LLP

99.1	The audited consolidated financial statements of First Eastern as of and for the years ended December 31, 2015 and 2014 and the accompanying notes thereto and the related Independent Auditors’ Report (incorporated by reference to the Registration Statement on Form S-1 filed by the Company with the Commission on March 4, 2016, as amended)

99.2	The unaudited consolidated financial statements of First Eastern as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes thereto

99.3	The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Randolph Bancorp, Inc.

By:	/s/ Michael K. Devlin
Name:	Michael K. Devlin
Title:	Executive Vice President and Chief Financial Officer

Date: September 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Marcum LLP

99.1	The audited consolidated financial statements of First Eastern as of and for the years ended December 31, 2015 and 2014, and the accompanying notes thereto and the related Independent Auditors’ Report (incorporated by reference to the Registration Statement on Form S-1 filed by the Company with the Commission on March 4, 2016 as amended)

99.2	The unaudited consolidated financial statements of First Eastern as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes thereto

99.3	The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016